                                                                    EXHIBIT 10.2


                            REIMBURSEMENT AGREEMENT



                                    between



                            AFC CABLE SYSTEMS, INC.


                                      and


                              FLEET NATIONAL BANK



                            Dated as of July 1, 1996

                            REIMBURSEMENT AGREEMENT


         This REIMBURSEMENT AGREEMENT (this "Agreement") is made as of the 1st day of July, 1996 by and between AFC CABLE SYSTEMS, INC., a Delaware corporation (the "Company"), and FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, with its principal office located in the City of Providence, Rhode Island ("Bank").

         A. The Company has requested financing from the Massachusetts Industrial Finance Agency (the "Issuer") for the refinancing of indebtedness secured by a mortgage loan on an industrial building and the financing of construction of certain improvements located at 260 Duchaine Boulevard in New Bedford, Massachusetts (the "Project").

         B. The Issuer has agreed to issue its Industrial Revenue Bonds (AFC Cable Systems, Inc. Issue - Series 1996) in the aggregate amount of $3,624,000 (the "Bonds") pursuant to a Loan and Trust Agreement dated as of July 1, 1996, by and between the Issuer and Fleet National Bank, as trustee (the "Trustee") (the "Indenture").

         C. In order to secure the payment of the principal of and the interest on the Bonds, the Company has requested the Bank to issue its Letter of Credit (as defined in Section 2.01 hereof) in favor of the Trustee for the benefit of
               ------------
the owners of the Bonds as more fully described herein.

         D. In order to induce the Bank to issue its Letter of Credit and thereby provide security for the Bonds, the Company and the Bank are entering into a Mortgage and Security Agreement dated of even date herewith (the "Mortgage").

         NOW, THEREFORE, the Company and the Bank agree as follows:

ARTICLE I.  DEFINITIONS
            -----------

         Section 1.01.  Definitions.  Terms defined in the introductory
                        -----------
paragraph and the recitals to this Agreement have the respective meanings assigned to those terms in such paragraph and recitals. The following additional terms are used in this Agreement with the following respective meanings, unless the context require otherwise:

         "Additional Termination Date" shall mean such other termination date
          ---------------------------
following the Original Termination Date, as hereinafter defined, of the Letter of Credit, as may be granted by the Bank in its sole and absolute discretion.

         "Authorized Financial Officer" shall mean the individual or individuals
          ----------------------------
designated by the Company for this purpose by a written certificate furnished by the Company.

         "Bank Bonds" means all Bonds at any time purchased, in whole or in
          ----------
part, with the proceeds of a draw on the Letter of Credit upon tender of each such Bond to the Trustee by the Bondholder pursuant to the Indenture, until released by the Bank.

         "Base Rate"  Base Rate means the interest rate per annum from time to
          ---------
time announced and made effective by the Bank, or any successor in interest, as its base rate (or, as the case may be, the prime, reference or other similar rate then designated by the Bank for general commercial lending reference purposes), it being understood that such rate is a reference rate, and not necessarily the lowest rate of interest charged to its most creditworthy business customers. Any change in the Base Rate shall become effective on the date on which such change in the Base Rate becomes effective.

         "Business Day" shall mean any day other than (a) a day on which the New
          ------------
York Stock Exchange is closed, or (b) a day on which commercial banks in Boston, Massachusetts or the city or cities in which the principal corporate trust office of the Trustee are authorized or required by law to close, or (c) a Sunday or legal holiday.

         "Code" shall mean the United States Internal Revenue Code of 1986, as
          ----
amended from time to time, together with corresponding and applicable regulations and revenue rulings issued with respect thereto by the Treasury Department or the Internal Revenue Service of the United States.

         "Collateral" shall mean the property and interests described in the
          ----------
Mortgage and the Collateral Assignment.

         "Collateral Assignment" shall mean the Collateral Assignment of Rentals
          ---------------------
and Leases dated as of July 1, 1996 granted by the Company to the Bank.

         "Controlled Group" shall mean all members of a controlled group of
          ----------------
corporations and all trades or businesses (whether or not incorporated) under common control which are treated as a single employer under Section 414(b) or 414(c) of the Code.

         "Credit Agreement" shall mean the Credit Agreement dated as of March
          ----------------
29, 1996 by and between the Company and the Bank.

         "Date of Issuance" shall mean the date on which the Letter of Credit is
          ----------------
issued.

         "Debt"  Debt means all items which (a) constitute "debt" or "Debt"
          ----
under Section 101(11) of the United States Bankruptcy Code or under the United States Uniform Fraudulent Conveyance Act, the United States Uniform Fraudulent Transfer Act or any analogous applicable law, and (b) in accordance with generally accepted accounting principles consistently applied, would be included in determining total liabilities as shown on the liability side of a balance sheet as of the date Debt is to be determined and, in any event, shall include, without limitation, any liability, whether or not any such liability shall have been assumed, (i) on account of deposits, advances or progress payments under contract, or any indebtedness or liability evidenced by notes, bonds, debentures or similar obligations (including, without limitation, any purchase option obligations, conditional sales or similar title retention agreements) or indebtedness for borrowed money, (ii) secured by any mortgage, pledge, lien or security interest on or in property owned or acquired, and (iii) under a lease which, in accordance with generally accepted accounting principles consistently applied, should be capitalized, and guaranties, endorsements (other than for collection in the ordinary course of business) and other contingent obligations in respect of the obligations of others.

         "Demand Loans" shall have the meaning set forth in Section 4.02 hereof.
          ------------                                      ------------

         "Drawing" shall mean any drawing described in the Letter of Credit.
          -------

         "Drawing Date" shall mean each date on which the Bank honors a drawing
          ------------
under the Letter of Credit.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
          -----
as the same may be amended.

         "Event of Default" shall mean any of the events specified in Article
          ----------------                                            -------
VIII hereof, provided that any requirement for the giving of notice or the lapse
----
of time or both or the happening of any other condition has been satisfied.

         "Expiration Date" shall have the meaning assigned to that term in the
          ---------------
Letter of Credit.

         "Generally Accepted Accounting Principles" or "GAAP" shall mean those
          --------------------------------------------------
generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standard Board or through other appropriate boards or committees thereof and which are consistently applied so as to properly reflect the financial condition, and the results of operations and changes in financial position, of the Company, and its wholly owned subsidiaries (if any), except that any change in any accounting principle or practice approved by the particular entity's independent certified public accountants, disclosed in its financial statements and required or permitted to be made by the Accounting Principles Board or Financial Accounting Standard Board (or other appropriate board or committee of said Boards) in order to continue as a generally accepted accounting principle or practice or consistent with existing generally accepted accounting principles may be so made. Any dispute or disagreement between the Company and any wholly owned subsidiary and the Bank relating to the determination of Generally Accepted Accounting Principles shall, in the absence of manifest error and provided the accounting firm is a firm of national standing, be conclusively resolved for all purposes hereof by the written statement with respect thereto, delivered to the Bank, of the independent accountant selected by the Company and any wholly owned subsidiary and reasonably acceptable to the Bank for the purpose of auditing the periodic financial statements of the Company and any wholly owned subsidiary.

         "Governmental Person" shall mean the government of the United States or
          -------------------
the government of any state or locality therein, any political subdivision or any governmental, quasi governmental, judicial, public or statutory instrumentality, authority, body or entity, or other regulatory bureau, authority, body or entity of the United States or of any state or locality therein, including the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Board of Governors of the Federal Reserve System, any central bank or any comparable authority.

         "Indenture" means the Loan and Trust Agreement dated as of July 1,
          ---------
1996, between the Issuer and Trustee, pursuant to which the Bonds are to be issued by the Issuer and the proceeds of the Bonds are to be loaned to the Company, and any indentures supplemental to the Indenture.

         "Initial Stated Amount" means Three Million Six Hundred Twenty-Four
          ---------------------
Thousand Dollars ($3,624,000.00), the amount available to be drawn under the Letter of Credit as of the Date of Issuance, as set forth therein.

         "Letter of Credit" shall have the meaning set forth in Section 2.01
          ----------------                                      ------------
hereof.

         "Letter of Credit Event" shall mean the Original Termination Date or
          ----------------------
any Additional Termination Date, where applicable, provided that the Company has not obtained an alternate letter of credit issuer.

         "Letter of Credit Payment" shall mean any payment to the Trustee by the
          ------------------------
Bank with respect to a drawing by the Trustee under the Letter of Credit.

         "Liability"  Liability means (whether with full or limited recourse)
          ---------
any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, the Company or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under contract, law or otherwise, whether now existing or hereafter arising, and whether for the payment of money or performance or non-performance of any act.

         "Lien" shall mean any mortgage, pledge, hypothecation, assignment,
          ----
security interest, lien, charge, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statements under the Uniform Commercial Code or comparable law of any jurisdiction), but not including any Lien specifically permitted under Section
                                                                       -------
7.02 hereof.
----

         "Material Adverse Effect" shall mean a material adverse effect on the
          -----------------------
business, property, assets, financial condition or results of operations of the Company and any wholly owned subsidiary.

         "Mortgage" shall mean the Mortgage Deed and Security Agreement dated as
          --------
of July 1, 1996 granted by the Company to the Bank.

         "Obligations" shall mean all obligations of the Company to the Bank,
          -----------
whenever incurred, direct or indirect, absolute or contingent.

         "Original Termination Date" shall mean, with respect only to the Letter
          -------------------------
of Credit, July 6, 2001.

         "Paying Agent" shall mean the Trustee and its successors and assigns as
          ------------
Paying Agent for the Bonds, from time to time, as such succession or assignment may be made under the Indenture.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established
          ----
pursuant to Subtitle A of Title IV of ERISA.

         "Person" shall mean an individual, a partnership, a corporation
          ------
(including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Plan" shall mean at any time an employee pension benefit plan which is
          ----
covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing obligation to make contributions or has within the preceding five plan years made contributions.

         "Pledge Agreement" means that certain Pledge Agreement, dated as of the
          ----------------
date hereof, executed by the Company and in favor of the Bank, and pledging to the Bank the Bank Bonds delivered to the Paying Agent for the benefit of the Company in connection with any A Drawing.

         "Real Estate" shall mean the real estate, fixtures, and other
          -----------
improvements located at 260 Duchaine Boulevard in New Bedford, Massachusetts.

         "Related Documents" shall mean the Indenture, the Bonds, the Mortgage,
          -----------------
and the Collateral Assignment, each as amended, modified or supplemented from time to time.

         "Remarketing Agent" means Fleet Securities, Inc. in its capacity as
          -----------------
remarketing agent under the Remarketing Agreement, its successors and assigns.

         "Reportable Event" shall mean any of the events set forth in Section
          ----------------
4043(b) of ERISA.

         "S.E.C." shall mean the United States Securities and Exchange
          ------
Commission.

         "Stated Amount" shall mean the Initial Stated Amount from time to time
          -------------
reduced in accordance with the terms of the Letter of Credit.

         "Subsidiary" of a Person shall mean a corporation with respect to which
          ----------
more than 50% of the outstanding shares of stock of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         "Wholly-Owned Subsidiary" means any Subsidiary all of the shares of
          -----------------------
capital, stock or other ownership interests of which (except director's qualifying shares) are at the time directly or indirectly owned by the Company.

         Section 1.02.  Accounting Terms.  Unless otherwise specified in this
                        ----------------
Agreement, all accounting terms used in this Agreement shall be interpreted, and all accounting determinations under this Agreement or in any certificate, report or other documents made or delivered pursuant to this Agreement shall be made, and all financial statements required to be delivered under this Agreement shall be prepared in accordance with GAAP as in effect from time to time.

         Section 1.03.  Other Definitional Provisions.  (a) All terms defined in
                        -----------------------------
this Agreement shall have the defined meanings when used in the Bonds, any certificate, report or other document made or delivered pursuant to this Agreement unless the context shall otherwise require.

         (b) The words "hereof", "herein" and "hereunder" and words of similar
                        ------    ------       ---------
import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                       ARTICLE II.  THE LETTER OF CREDIT
                                    --------------------

         Section 2.01.  Letter of Credit.  At the request of the Company, the
                        ----------------
Bank shall, subject to the terms and conditions hereof, issue the Letter of Credit substantially in the form of Exhibit "A" attached hereto (the "Letter of
                                    -----------
Credit") in the Initial Stated Amount for the account of the Company and shall deliver the Letter of Credit to the Trustee. The Letter of Credit shall expire on the Original Termination Date, subject to earlier termination as provided in the Letter of Credit and/or subject to an extension in accordance with Section
                                                                       -------
2.12 hereof, as the case may be.  The Bank shall make payments on the Letter of
----
Credit from the Bank's own funds.

         Section 2.02.  Letter of Credit Fee.  The Company hereby agrees to pay
                        --------------------
to the Bank an annual letter of credit fee equal to one percent (1%) of the Stated Amount as of the Date of Issuance and each anniversary thereof. The initial fee shall be payable on the Date of Issuance, and thereafter the annual fee shall be payable in one annual installment, in advance, the first such installment to be due on July 24, 1997, and subsequent installments to be due on each July 24 thereafter as long as the Letter of Credit remains outstanding.

         Section 2.03.  Reduction of Stated Amount; Reinstatement of Stated
                        ---------------------------------------------------
Amount for Interest on the Bonds.  The Stated Amount shall be reduced and
--------------------------------
reinstated as specified in the Letter of Credit. The Principal Component (as defined in the Letter of Credit) shall be permanently reduced immediately upon the date of each Drawing under the Letter of Credit applied to the payment of principal on the Bonds (as required by the Indenture). Upon each such reduction in the Principal Component, the Interest Component (as defined in the Letter of Credit) shall be permanently reduced to that amount sufficient to provide forty-six (46) days' interest on the Bonds (computed at the rate of twelve percent (12%) per annum on the basis of the actual number of days elapsed and on a 365-day or 366-day year as appropriate).

         The Letter of Credit shall be reduced by the amount of any unremarketed bonds, as defined in the Indenture; however, the Letter of Credit will, to the extent of such unremarketed bonds, be reinstated if such Bonds are later remarketed. The Letter of Credit shall be reduced by the amount of any permitted prepayments.

         Section 2.04.  Reimbursements and Other Payments.
                        ---------------------------------

         (a) The Company agrees to reimburse or pay to the Bank on each date on which the Bank shall be required to pay any draft presented under the Letter of Credit with respect to any A Drawing, B Drawing or C Drawing (except in the case of certain C Drawings as provided below) a sum equal to (i) the amount paid by the Bank under the Letter of Credit, and (ii) the amount of any fees, charges or other costs and expenses incurred by the Bank in connection with any payment made by the Bank under or with respect to the Letter of Credit; provided, however, that with respect to any C Drawing to pay the interest portion of the purchase price of Bonds purchased under Section 301(d)(iii) of the Indenture or on an Interest Payment Date, payment by the Company of the amount so paid under the Letter of Credit may be deferred until the next Interest Payment Date, at which time such amount shall be due and payable together with interest on the amount so paid under the Letter of Credit from the date of such payment until paid in full at the rate set forth in paragraph (b) of this Section 2.04.
                                   ------------

         (b) The Company also agrees to pay interest on demand on all unpaid Demand Loans hereunder, which shall accrue from the date of any Drawing giving rise to a Demand Loan hereunder at a rate per annum equal to the Base Rate. The Company also agrees that if the entire amount of any Demand Loan hereunder is not paid in full when due, then the Company shall pay to the Bank a late fee equal to five percent (5%) of the required payment.

         (c) If any law or regulation or interpretation thereof by any court of administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit, additional capital or similar requirement against letters of credit issued by, or assets or collateral held by, or deposits in or for the account of, the Bank, or (ii) impose on the Bank any other condition regarding the Letter of Credit or the collateral held therefor, and the result of any event referred to in the preceding clauses (i) or (ii) shall be to increase the cost to the Bank of issuing or maintaining the Letter of Credit (which increase in cost shall be determined by the Bank's reasonable allocation of the aggregate of such cost increases resulting from such event), then, upon receipt of a written demand made by the Bank, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts which shall be sufficient to compensate the Bank for such increased cost.

The Bank shall use its best efforts to give the Company reasonable notice upon learning of events which would give rise to increased costs hereunder. A certificate as to such increased cost incurred by the Bank as a result of any event mentioned in clause (i) or (ii) above, submitted by the Bank to the Company, shall be conclusive as to the amount thereof.

         (d) The Company hereby agrees to pay to the Bank a fee upon each Drawing, under the Letter of Credit which shall be in an amount established by the Bank from time to time in accordance with its usual banking practices.
The Drawing fee currently is $35.

         (e) The Company hereby agrees to pay to the Bank a fee in respect of each amendment or transfer of the Letter of Credit which shall be in an amount established by the Bank from time to time in accordance with its usual banking practices. The current fee for an amendment is $85, and the current fee for a transfer is $100.

         Section 2.05.  Payments and Computations.  Payments received by the
                        -------------------------
Bank from the Trustee pursuant to Section 308(d) of the Indenture shall be treated as payments made by the Company hereunder. To the extent the Bank has not received payments from the Trustee under Section 308(d) of the Indenture sufficient to cover a Drawing on the Letter of Credit, and in all other instances where reimbursement payments are required hereunder, the Company shall make each payment hereunder not later than 2:00 p.m. (Providence time) on the day when due in lawful money of the United States of America to the Bank at its office at

111 Westminster Street, Providence, Rhode Island in immediately available funds. Funds received after such time shall be deemed received on the next succeeding Business Day. The Company hereby authorizes the Bank, if and to the extent payment is not made when due hereunder, to charge from time to time against the Company's accounts with the Bank or with any of the Bank's affiliates any amount so due. All computations of interest and letter of credit fees hereunder shall be made by the Bank on the basis of a year of 365 days and the actual number of days elapsed.

         Section 2.06.  Payment on Non-Business Days.  Whenever any payment to
                        ----------------------------
be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and interest and any applicable fees shall accrue during such extension.

         Section 2.07.  Obligations Absolute.  The obligations of the Company
                        --------------------
under this Agreement shall be primary, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement notwithstanding:

         (a) any lack of validity or enforceability of this Agreement, the Letter of Credit, the Indenture or the Related Documents;

         (b) any amendment or waiver of or any consent to or actual departure from all or any of the Related Documents;

         (c) the existence of any claim, set-off, defense or other right which the Company, any entity owned (directly or indirectly) by the Company or any entity that owns (directly or indirectly) any stock or interest in the Company may have at any time against the Issuer, the Trustee or any other beneficiary or any transferee of the Letter of Credit (or any persons or entities for which the Trustee or any such beneficiary or any such transferee may be acting), the Bank, or any other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents, or in any unrelated transaction;

         (d) any statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

         (e) any breach of contract or other dispute between the Company and any person;

         (f) any payment by the Bank under the Letter of Credit against presentation of a sight draft or certificate which does not comply with the terms of the Letter of Credit;

         (g) any delay, extension of time, renewal, compromise or other indulgence or modification agreed to by the Bank, with or without notice to or approval by the Company or any manager or member of the Company in respect of any of the Company's indebtedness to the Bank under this Agreement;

         (h) any exchange, release or nonperfection of any lien or security interest in any collateral pledged or otherwise provided to secure any of the obligations contemplated herein or in any of the other Related Documents; or

         (i) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing.

         Section 2.08.  The Uniform Customs and Practice; Modification,
                        ----------------------------------------------
Consent, Etc.
-------  ---

         (a) The Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "Uniform Customs and Practice"), shall be binding on the Company and the Bank with respect to the Letter of Credit except as otherwise provided in the Letter of Credit and except to the extent otherwise from time to time agreed to by the Bank and the Company in writing. The Company assumes all risks of the acts or omissions of the beneficiary of the Letter of Credit with respect to the Letter of Credit. In furtherance of, and not in limitation of the Bank's rights and powers under the Uniform Customs and Practice, but subject to all other provisions of this Section 2.08, it is understood and agreed that the Bank shall
                   ------------
not have any liability for and that the Company assumes all responsibility for:
(i) the genuineness of any signature; (ii) the form, sufficiency, accuracy, genuineness, falsification or legal effect of any draft, certification or other document required by the Letter of Credit or the authority of the person signing the same; (iii) the failure of any instrument to bear any reference or adequate reference to the Letter of Credit or the failure of any persons to note the amount of any instrument on the reverse of the Letter of Credit or to surrender the Letter of Credit; (iv) the good faith or acts of any person other than the Bank and its agents and employees; (v) the existence, form, sufficiency or breach of or default under any agreement or instrument (other than the Letter of Credit) of any nature whatsoever; (vi) any delay in giving or failure to give any notice, demand or protest; and (vii) any error, omission, delay in or nondelivery of any notice or other communication, however sent. The determination as to whether the required documents are presented prior to the expiration of the Letter of Credit and whether such other documents are in proper and sufficient form for compliance with the Letter of Credit shall be made by the Bank in its sole discretion, which determination shall be prima facie evidence of compliance. It is agreed that the Bank may honor, as complying with the terms of the Letter of Credit and this Agreement, any documents which appear on their face to be in accordance with the terms and conditions of the Letter of Credit, and signed or issued by the beneficiary thereof. Any action, inaction or omission on the part of the Bank under or in connection with the Letter of Credit or related instruments or documents, if in good faith and in conformity with such laws, regulations, usage of trade or commercial or banking customs as may be applicable, shall be binding upon the Company, shall not place the Bank under any liability to the Company, and shall not affect, impair or prevent the vesting of any of the Bank's rights or powers hereunder or the Company's obligation to make full reimbursement.

         (b) If the Company, either in writing or orally (confirmed by either party in writing), requests or consents to any modification or extension of the Letter of Credit or waives failure of any draft, certificate or other documents to comply with the terms of the Letter of Credit, the Bank shall be deemed to have relied and be entitled to rely on such requests, consent or waiver with respect to any action taken or omitted by the Bank pursuant to any such request, consent or waiver, and such extension, modification or waiver shall be binding upon the Company.

         Section 2.09.  Security.  As security for the payment of all
                        --------
Obligations of the Company to the Bank under this Agreement and the Related Documents, the Company will pledge to the Bank, and grant the Bank a security interest in, pursuant to the Pledge Agreement, the Company's right, title and interest in and to the Bank Bonds delivered to the Paying Agent for the benefit of the Company in connection with any A Drawing.

         Section 2.10.  Release of Bank Bonds.  Upon the Company's reimbursement
                        ---------------------
to the Bank of all amounts drawn under the Letter of Credit in accordance with
Section 2.04 hereof, then so long as no Event of Default hereunder or under any
------------
Related Document exists, the Bank shall instruct the Trustee to release to the Company or to the Remarketing Agent from the pledge and security interest created by the Pledge Agreement a principal amount of Bank Bonds equal to the amount of such prepayment. No release by the Bank of Bank Bonds shall be construed as releasing the Company from any of its obligations hereunder, including, without limitation, the Company's obligations to pay interest to the Bank at the rate provided herein on the amount of any draw under the Letter of Credit of the purchase price of such Bank Bonds and the Company's obligation to pay the unreimbursed principal portion of any A-Drawing.

         Section 2.11.  Reinstatement of Letter of Credit.
                        ---------------------------------

         (a) After any A Drawing, the Principal Component shall be reinstated upon delivery of a certificate in the form of Schedule 2 to the Letter of
                                              ----------
Credit.

         (b) With respect to a C Drawing made in respect of interest payable on an Interest Payment Date as a scheduled periodic payment of interest on the Bonds or as a portion of the purchase price of Bonds being purchased with the proceeds of an A Drawing pursuant to Sections 301(d)(iii) or 301(d)(iv) of the Indenture, if the Trustee has not received, within ten (10) calendar days after any payment in respect of a C Drawing, notice from the Bank to the effect that
(i) an Event of Default hereunder has occurred, and (ii) the Letter of Credit will not be reinstated as of the date thereof, then the Interest Component will automatically be reinstated, as of the close of business on such tenth calendar day, to an amount which, subject to Section 2.13 below, shall be equal to 46
                                    ------------
days' accrued interest (computed at the rate of twelve percent (12%) per annum on the basis of a 365 day year, as appropriate, notwithstanding the actual rate of interest borne from time to time by the Bonds) on the then applicable Principal Component. The Interest Component will not be reinstated for any C Drawing made to pay interest except as specified in the preceding sentence.

         Section 2.12.  Extension of the Credit Termination Date.  At least one
                        ----------------------------------------
hundred twenty (120) days before the fifth anniversary of the Date of Issuance and at each successive anniversary of that date, the Company may request in writing to the Bank that the Bank, in its sole discretion, extend the Letter of Credit Termination Date for such period of time as Bank and the Company mutually agree. Any written request to the Bank for an extension of the term of the Letter of Credit shall be accompanied by a copy of the Company's most recent annual financial statements audited by the Company's independent public accountants, and copies of financial statements for the prior quarter of the Company's current fiscal year certified by the manager or chief financial officer of the Company. If the Bank notifies the Company that the Bank will not extend the Letter of Credit or if the Bank does not respond to the Company's request within thirty (30) days of receipt by the Bank of such request, then the Letter of Credit will expire in accordance with the terms hereof, without any extension. In the event that the Company does not enter into an agreement with the provider of a substitute for the Letter of Credit, the Bank may, in its sole discretion, demand payment in full of all of the Company's obligations to the Bank hereunder and under the Related Documents.

         Section 2.13.  Change of Variable Rate Mode; Amendment of Letter of
                        ----------------------------------------------------
Credit. If no Event of Default has occurred and is continuing at the time at
------
which the Company elects to change the rate mode of the Bonds pursuant to
Section 301(d) of the Indenture, if requested by the Company in writing not fewer than forty-five (45) nor more than sixty (60) days prior to the date the proposed change to a fixed rate mode is to become effective, the Bank may, at its election, exercised in its sole discretion, issue an amendment to the Letter of Credit which will cover the number of days of interest which are required for that mode, together with any premium due on the Bonds during such fixed rate mode.

         Section 2.14.  Application of Funds.  Except as otherwise provided in
                        --------------------
the Mortgage, all payments received by the Bank from or on behalf of the Company hereunder or pursuant to any of the other Related Documents shall be applied by the Bank: first, to the payment of amounts then due and owing by the Company to the Bank under the Letter of Credit or the other Related Documents; second, at the Bank's discretion, to those amounts due and owing by the Company under the Credit Agreement; and, third, if following the return to the Bank of the Letter of Credit for cancellation and the payment to the Bank of any and all loans, obligations and liabilities owed by the Company to the Bank, there remains any balance, such amounts shall be disbursed by the Bank following the Letter of Credit Termination Date to the Company or such other person or persons as shall be legally entitled thereto; provided, however that upon any Event of Default,
                             --------  -------
any payment received hereunder or pursuant to any of the Related Documents may be applied by the Bank to such obligations of the Company and in such order (without any duty to marshall), as the Bank may elect in its sole and absolute discretion.

         Section 2.15.  Substitution of Letter of Credit Bank.  If the rates
                        -------------------------------------
charged by the Bank pursuant to this Agreement are increased for any reason whatsoever, the Company may then, upon five (5) Business Days written notice to the Bank, terminate the Letter of Credit and substitute another banking institution for the Bank. Upon the expiration of the notice period provided for above, the Company shall cause the Letter of Credit to be delivered to the Bank for cancellation. Upon termination of the Letter of Credit under this Section 2.15, the Company shall forthwith pay or reimburse the
                  ------------
Bank for (a) the principal of and any accrued and unpaid interest on any outstanding Demand Loans and (b) any of the expenses referred to in Section 9.06
                                                                    ------------
hereof incurred prior to such termination and any other amounts due under this Agreement and theretofore not paid or reimbursed to the Bank.


                       ARTICLE III.  CONDITIONS PRECEDENT
                                     --------------------

         Section 3.01.  Initial Conditions Precedent.  The obligations of the
                        ----------------------------
Bank to issue the Letter of Credit are subject to the following conditions precedent having been satisfied on or before the Date of Issuance.

         (a) The Bank shall have received on or before the Date of Issuance the following in form and substance reasonably satisfactory to the Bank:

                (1) copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, and all other documents to be executed by the Company on the Date of Issuance, certified by the Secretary or other officer of the Company, dated the Date of Issuance, which certificate shall state that such resolutions are in full force and effect on the Date of Issuance;

                (2) a certificate, dated the Date of Issuance, of the Secretary or other officer of the Company, certifying the name and true signatures of the representatives of the Company authorized to sign this Agreement and the other documents to be delivered by the Company hereunder;

                (3) a favorable opinion of the Company's counsel (which counsel shall be satisfactory to the Bank) dated the Date of Issuance, in form and substance satisfactory to the Bank in its sole discretion and to its counsel, concerning issues involving the corporate organization of the Company, plus, at the option of the Company, the enforceability and binding aspects of this Agreement and all other closing documents, and with respect to such other matters as the Bank and its counsel shall request;

                (4) an executed copy of each of the Related Documents;

                (5) this Agreement duly executed and delivered;

                (6) legal opinion of the Bond Counsel (which counsel shall be satisfactory to the Bank) to the effect that interest income on the Bonds shall be exempt from Federal and Massachusetts income taxation, which opinion shall be satisfactory to the Bank in its sole discretion;

          (7) legal opinion of the Bond Counsel as to due authorization, execution and delivery of all documents to be executed by the Issuer, and that all of the above are legal, valid, binding and enforceable, limited only by usual special obligation language, which opinion shall be satisfactory to the Bank in its sole discretion;

          (8) certified copies of the Company's Articles of Organization and Bylaws, good standing certificate, and all other documents, including incumbency certificate and no default certificate;

          (9) liability and property damage insurance as required under the Indenture and the Lease Agreement and acceptable to the Bank naming the Bank as loss payee and additional insured;

          (10) such other legal opinions, agreements, documents or information as the Bank may reasonably request.

          (11) title insurance policy insuring the Bank's mortgage lien on the Project.

                (b) The following statements shall be true and correct in all material respects on the Date of Issuance and the Bank shall have received a certificate of the Company signed by its Secretary on behalf of the Company dated the Date of Issuance stating that:

          (1) the representations and warranties contained in Article V hereof
                                                              ---------
are correct in all material respects on and as of the Date of Issuance as though made on and as of such date;

          (2) no Event of Default has occurred and is continuing, or would result from the issuance of the Letter of Credit and no event has occurred and is continuing which would constitute an Event of Default but for the requirement that notice be given or that time elapse or both;

          (3) no material adverse change has occurred in the business, prospects, results of operations or condition, financial or otherwise, of the Company since December 31, 1995, except as otherwise described to the Bank in writing prior to the Date of Issuance;

          (4) the issuance of the Letter of Credit shall not render the Company insolvent;

          (5) the Bonds and the Letter of Credit are and shall be in compliance with all applicable securities law;

                (6) the most recent financial statements submitted by the Company accurately and fairly reflect and present their financial condition and performance in all material respects.

         (c) On or before the Date of Issuance, the Related Documents shall have been authorized, executed and delivered by the parties to such documents, and such documents shall be in full force and effect.

         (d) Originals (or copies certified to be true copies by an appropriate officer of the Company or, in the case of approvals by the Issuer, by the Executive Director, Director of Finance or Secretary of the Issuer) of all governmental and regulatory approvals necessary for the Company with respect to this Agreement and the transactions contemplated hereby.

         (e) A letter satisfactory to the Bank addressed to the Bank from Bond Counsel (which counsel shall be satisfactory to the Bank) allowing the Bank to rely on such counsel's favorable written opinion.

         (f) Such other and further documents or information as the Bank may reasonably request.

         Section 3.02.  Compliance Requirement at the Time of Each Loan.  At the
                        -----------------------------------------------
time of each Demand Loan after giving effect thereto, no Event of Default shall have occurred and be continuing or would result from the making of such Demand Loan and the representations and warranties contained in Article V hereof shall
                                                         ---------
be true and correct in all material respects as if made on and as of such date. The election by the Company to have the Bank make each Demand Loan shall be deemed to be the confirmation of the Company on such date that such condition has been satisfied on such date.

         Section 3.03.  Other Requirements.  On or before the Date of Issuance:
                        ------------------

         (a) no legislation, rule, order or decree shall, in the opinion of counsel for the Bank, purport to prohibit or restrain the issuance of the Letter of Credit.

         (b) The Company's representations and warranties contained herein shall be correct and complete in all material respects and the Company shall be in compliance in all material respects with all covenants and agreements contained herein and applicable to the Company;

         (c) no material adverse change shall have occurred in the financial condition, business, affairs, operations or control of the Company since the date of its financial statements most recently delivered to Bank;

         (d) the Mortgage, the Collateral Assignment and the UCC-1 financing statements (collectively, the "Security Documents") shall create a valid and perfected lien on the property described therein, and each of the Security Documents and related UCC filings shall have been duly recorded and filed to the satisfaction of Bank and its counsel;

         (e) the Project shall not be subject to any liens or encumbrances, whether inferior or superior to the Security Documents, except in respect of:
(i) real estate taxes and personal property taxes not yet due and payable; (ii) liens for taxes that are disputed by the Company in good faith; and (iii) permitted title exceptions (as set forth in the Mortgage), if any. All real estate taxes, personal property taxes and other municipal charges relating to the Project shall be current.

         (f) The Company shall have secured and delivered (i) all Company documents to be executed by the Company duly executed and in form and substance satisfactory to Bank, and (ii) all consents, waivers, acknowledgments and other agreements from third persons which Bank may deem necessary or desirable in order to effectuate the provisions of the Documents.


                  ARTICLE IV.  DRAWINGS AND PAYMENT PROVISIONS
                               -------------------------------

         Section 4.01.  Place and Manner of Payment.  All payments by or on
                        ---------------------------
behalf of the Company to the Bank under this Agreement shall be made in lawful currency of the United States and in immediately available funds on the date due at the Bank's office, at the address set forth in Section 9.02 hereof. Any
                                                  ------------
payment, notice of which shall have been given to the Bank by 2:30 p.m. (Providence, Rhode Island time) on any Business Day and which is received by the Bank prior to 5:00 p.m. (Providence, Rhode Island time) shall be deemed to have been received on such day. Whenever any payment under this Agreement shall be due on a day which is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and any interest payable on such payment shall be payable for such extended time at the applicable rate.

         Section 4.02.  Terms Applicable to Demand Loans.
                        --------------------------------

         (a) The payment of a draft under the Letter of Credit shall constitute a loan to and indebtedness of the Company to the Bank ("Demand Loans") due and payable on the same day as such draw.

         (b) The interest rate applicable to each Demand Loan shall be a fluctuating rate, computed on the basis of a 365-day year for actual days elapsed, equal to the Base Rate. Such interest rate shall apply as of the making of such Demand Loan, it being understood and agreed that interest shall accrue on all unreimbursed amounts from and including the day that the Bank honors drawing(s) under the Letter of Credit to and including the date the Bank is reimbursed in full for such drawing(s). Interest shall be paid monthly on the first day of the month following the making of a Demand Loan and on the first day of each month thereafter on the unpaid principal balance until such time as the principal balance is repaid in full.

         (c) The principal amount of each Demand Loan shall be payable by the Company immediately on demand.

         (d) Interest accruing on each Demand Loan shall be payable on demand and, prior to demand, on the first day of each month, in arrears (commencing with the first such day after the date of such Demand Loan) and on the Expiration Date.

         Section 4.03.  Computation of Interest and Fees.  Interest referred to
                        --------------------------------
above and the letter of credit fees referred to in Sections 2.02 and 2.04 hereof
                                                   -------------    -----
shall be computed on the basis of a 365-day year, for actual days elapsed.

         Section 4.04.  Evidence of Debt.  The books and records of the Bank
                        ----------------
shall be conclusive evidence, absent manifest error, of all amounts of principal, interest, fees and other charges advanced, due, outstanding or paid pursuant to this Agreement. The Bank agrees to provide statements of such amounts to the Company and the Trustee upon the Company's written request; provided, however, that, in the event of any conflict between such statement and
--------  -------
the Bank's books and records, the latter shall be controlling in the absence of manifest error.

         Section 4.05.  [omitted]

         Section 4.06.  Net Payments.  All payments under this Agreement shall
                        ------------
be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments (after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government, any political subdivision or any taxing authority, other than any tax on or measured by the overall net income of the Bank pursuant to the income tax laws of the United States or the jurisdiction where the Bank's principal office is located (collectively, the "Taxes") shall not be less than the amounts otherwise specified to be paid under
------
this Agreement. A certificate as to any additional amounts payable to the Bank under this Section 4.06 submitted to the Company by the Bank shall show in
           ------------
reasonable detail the amount payable and the calculations used to determine in good faith such amount and shall be presumptively correct absent manifest error. Any amounts payable by the Company under this Section 4.06 with respect to past
                                              ------------
payments shall be due within twenty (20) days following receipt by the Company of such certificate from the Bank; any such amounts payable with respect to future payments shall be due concurrently with such future payments. With respect to each deduction or withholding for or on account of any taxes, the Company shall promptly furnish to the Bank such certificates, receipts and other documents as may be required (in the reasonable judgment of the Bank) to establish any tax credit to which the Bank may be entitled. Without in any way affecting any of its rights under this Section 4.06, the Bank agrees that, upon
                                       ------------
its becoming aware that any of the present or future payments due it under this Agreement would be subject to deduction for Taxes, it will notify the Company in writing and the Bank further agrees that it will use reasonable efforts not disadvantageous to it (in its sole determination) in order to avoid or minimize, as the case may be, the payment by the Company of any additional amounts for Taxes pursuant to this Section 4.06.
                 ------------


         ARTICLE V.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                     ---------------------------------------------

         In order to induce the Bank to enter into this Agreement, to issue the Letter of Credit, and to make Demand Loans hereunder, the Company hereby covenants, represents and warrants to the Bank that:

         Section 5.01.  Representations and Warranties Restated.  All of the
                        ---------------------------------------
representations and warranties set forth in Section 5 of the Credit Agreement
                                            ---------
are hereby deemed to be restated by Borrower and set forth herein by reference in their entirety, as if such representations and warranties were actually stated herein. Any amendment of any such representation or warranty contained in Section 5 of the Credit Agreement, and any addition of any representation or
   ---------
warranty to the Credit Agreement, whenever made, shall be deemed to be instantly effective under this Section 5.01 without any further action or acknowledgment
                     ------------
of the parties hereto and shall thereupon be a representation and warranty under this Article V of this Agreement. In the event the Credit Agreement is
     ---------
terminated or is no longer in effect for any reason whatsoever, then the representations and warranties incorporated herein shall continue in effect under this Article V as if fully set forth herein in the form of the
           ---------
representations and warranties as they existed in the moment prior to the termination of the Credit Agreement. All references made in Section 5 of the
                                                             ---------
Credit Agreement to "Loan Documents" and to "Security Instruments" and to "Mortgage" are hereby deemed, for purposes of this Article V of this Agreement,
                                                   ---------
to be references to this Agreement and the Related Documents; all references contained in Section 5 of the Credit Agreement to "Real Estate" and to "New
             ---------
Bedford Real Estate" are hereby deemed, for purposes of this Article V of this
                                                             ---------
Agreement, to be references to the Real Estate; all references made in Section 5
                                                                       ---------
of the Credit Agreement to "Borrower" are hereby deemed, for purposes of this
Article V of this Agreement, to be references to the Company; and all references
---------
made in Section 5 of the Credit Agreement to "Lender" are hereby deemed, for
        ---------
purposes of this Article V of this Agreement, to be references to the Bank.  All
                 ---------
other capitalized terms used in Section 5 of the Credit Agreement that are not
                                ---------
expressly defined in this Agreement shall have the meanings ascribed to them in the Credit Agreement, and such meanings are herein incorporated by reference.

         Section 5.02.  Power; Authorization; Enforceable Obligations.  The
                        ---------------------------------------------
Company has the power, authority and legal right to make, deliver and perform this Agreement and to borrow hereunder and has taken all necessary action to authorize the borrowings on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement and the other loan documents to which it is a party. No consent of any Person (including, without limitation, stockholders or creditors of the Company) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement has been executed and delivered by a duly authorized officer of the Company and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally.

         Section 5.03.  Offering of Bonds.  Neither the Company nor any agent
                        -----------------
acting on the Company's behalf has taken or will take any action which would subject the issuance or sale of the Bonds to the qualification or registration provisions of Section 5 of the Securities Act of 1933, as amended, or which would cause the offer or sale of the Bonds not to be made in compliance with the provisions of any securities or Blue Sky law of any applicable jurisdiction.

                       ARTICLE VI.  AFFIRMATIVE COVENANTS
                                    ---------------------

         So long as the Expiration Date has not occurred or so long as any amount is due or owing to the Bank hereunder, the Company will, unless the Bank shall otherwise consent in writing, comply with the following:

         Section 6.01.  Tax Exemption.  (a) Permit the use of Bond proceeds in
                        -------------
such manner, or take only those actions, consistent with the maintenance of tax exemption for interest on the Bonds under the Code and (b) file or cause to be filed with each appropriate governmental agency any and all statements or other instruments, if any, required under Sections 103 or 141 through 150 (inclusive) of the Code, including the regulations thereunder, to be filed with such agency in order that the interest on the Bonds continues to be generally excludible from the gross income of the registered owners thereof for Federal income tax purposes.

         Section 6.02.  Additional Covenants.  The Company shall comply in all
                        --------------------
respects with all covenants set forth in the Credit Agreement, including without limitation in Section 7 of the Credit Agreement, whether such covenants now
              ---------
exist or are hereafter added thereto, as such covenants may be amended from time to time; and all such covenants, whenever in existence and however amended, are hereby incorporated herein by reference in their entirety. Any amendment of any such covenant contained in the Credit Agreement, and any addition of any covenant to the Credit Agreement, whenever occurring, shall be deemed to be instantly effective under this Section without any further action or acknowledgment of the parties hereto and shall thereupon be a covenant under this Section 6 of this Agreement. In the event the Credit Agreement is
     ---------
terminated or is no longer in effect for any reason whatsoever, then the covenants incorporated herein shall continue in effect under this Section 6 as
                                                                  ---------
if fully set forth herein in the form of the covenant as it existed in the moment prior to the termination of the Credit Agreement. All references made in
Section 7 of the Credit Agreement to "Loan Documents" and to "Security
---------
Instruments" and to "Mortgage" are hereby deemed, for
purposes of this Article VI of this Agreement, to be references to this
                 ----------
Agreement and the Related Documents; all references contained in Section 7 of
                                                                 ---------
the Credit Agreement to "Real Estate" and to "New Bedford Real Estate" are hereby deemed, for purposes of this Article VI of this Agreement, to be
                                    ----------
references to the Real Estate; all references made in Section 7 of the Credit
                                                      ---------
Agreement to "Borrower" are hereby deemed, for purposes of this Article VI of
                                                                ----------
this Agreement, to be references to the Company; and all references made in
Section 7 of the Credit Agreement to "Lender" are hereby deemed, for purposes of
---------
this Article VI of this Agreement, to be references to the Bank.  All other
     ----------
capitalized terms used in Section 7 of the Credit Agreement that are not
                          ---------
expressly defined in this Agreement shall have the meanings ascribed to them in the Credit Agreement, and such meanings are herein incorporated by reference.

         Section  6.03.  Compliance with Indenture.  The Company shall comply in
                         -------------------------
all respects with all of its obligations and agreements under the Indenture, including without limitation its obligations under Section 405 thereof.


                       ARTICLE VII.  NEGATIVE COVENANTS
                                     ------------------

         The Company hereby covenants and agrees that, so long as the Bonds remain in effect or any of the Bonds or the Demand Loans referred to herein remain outstanding and unpaid, the Company will not, nor will it permit any of its Subsidiaries to, unless otherwise consented to in writing by the Bank:

         Section  7.01.  Amendment of Documents; Appointment of Substitute or
                         ----------------------------------------------------
Successor Trustee.  Enter into or consent to any material waiver or material
-----------------
amendment of any provision of the Bonds or any of the Related Documents without the Bank's prior written consent. The Company will immediately notify the Bank of any waiver or amendment of the Bonds or any of the Related Documents, and of the identity of any Person appointed as a successor or substitute Trustee.
After the date hereof, the Company will not grant a mortgage or permit a Lien to exist on the Premises, with the exception of Liens permitted under Section 7.02
                                                                   ------------
below, without obtaining the prior written consent of the Bank.

         Section  7.02.  Other Covenants.  The Company shall comply in all
                         ---------------
respects with all covenants set forth in the Credit Agreement, including without limitation in Section 8 of the Credit Agreement, whether such covenants now
              ---------
exist or are hereafter added thereto, as such covenants may be amended from time to time; and all such covenants, whenever in existence and however amended, are hereby incorporated herein by reference in their entirety. Any amendment of any such covenant contained in the Credit Agreement, and any addition of any covenant to the Credit Agreement, whenever occurring, shall be deemed to be instantly effective under this Section without any further action or acknowledgment of the parties hereto and shall thereupon be a covenant under this Section 7 of this Agreement. In the event the Credit Agreement is
     ---------
terminated or is no longer in effect for any reason whatsoever, then the covenants incorporated herein shall continue in effect under this Section 7 as
                                                                  ---------
if fully set forth
herein in the form of the covenant as it existed in the moment prior to the termination of the Credit Agreement. All references made in Section 8 of the
                                                             ---------
Credit Agreement to "Loan Documents" and to "Security Instruments" and to "Mortgage" are hereby deemed, for purposes of this Article VII of this
                                                   -----------
Agreement, to be references to this Agreement and the Related Documents; all references contained in Section 8 of the Credit Agreement to "Real Estate" and
                        ---------
to "New Bedford Real Estate" are hereby deemed, for purposes of this Article VII
                                                                     -----------
of this Agreement, to be references to the Real Estate; all references made in
Section 8 of the Credit Agreement to "Borrower" are hereby deemed, for purposes
---------
of this Article VII of this Agreement, to be references to the Company; and all
        -----------
references made in Section 8 of the Credit Agreement to "Lender" are hereby
                   ---------
deemed, for purposes of this Article VII of this Agreement, to be references to
                             -----------
the Bank.  All other capitalized terms used in Section 8 of the Credit Agreement
                                               ---------
that are not expressly defined in this Agreement shall have the meanings ascribed to them in the Credit Agreement, and such meanings are herein incorporated by reference.


                      ARTICLE VIII.  DEFAULT AND REMEDIES
                                     --------------------

         Section 8.01.  Event of Default.  The occurrence of any one or more of
                        ---------------
the following events shall constitute an Event or Events of Default hereunder:

         (a) Failure by the Company to pay the principal of or interest on or any installment of the principal or interest when due of any Demand Loans; or

         (b) Failure by the Company to pay any fee or expense required hereunder within fifteen (15) days after the same first becomes due; or

         (c) The occurrence of a default or Event of Default under any other credit facility or promissory note or agreement between the Company and the Bank, including without limitation under the Credit Agreement; or

         (d) If any representation or warranty or statement made or deemed made by the Company in this Agreement or which is contained in any certificate, document, financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect or misleading in any material respect; or

         (e) Default by the Company in the observance or performance of any of the covenants or agreements contained in Article VI or Article VII of this
                                         ----------    -----------
Agreement; or

         (f) Default by the Company in the observance or performance of any of the covenants or agreements contained in any other Article or Section of this Agreement (except monetary defaults, which shall be governed by (a) or (b) above, and except defaults arising under Article VI and Article VII of this
                                         ----------     -----------
Agreement, which shall be governed by (e) above), provided that the Company shall have a period of fifteen (15) days from such default within which to cure such default, before an Event of Default shall be deemed to have occurred; or

         (g) Failure of the Company to pay or perform, on the date when due, any material obligation of the Company (including without limitation any material obligation to parties other than the Bank) affecting any security for this Agreement, regardless of how such obligation is evidenced; or

         (h) Filing by the Company of a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any action by the Company indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; the application by the Company, or the appointment by consent or acquiescence of, a receiver or trustee for it or for all or a substantial part of its property; the making by the Company of an assignment for the benefit of creditors; the inability of the Company to pay its debts as and when they become due or the admission by the Company in writing of such inability; the Company dissolves or terminates its existence; any levy is made upon the property or assets of the Company which are collateral for this Agreement; or

         (i) Filing of an involuntary petition against the Company in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver or trustee for the Company, or for all or a substantial part of its property; or the involuntary dissolution or liquidation of the Company; and the continuance of any of such events for sixty (60) days undismissed, unbonded or undischarged; or

         (j) The Company is permanently enjoined, restrained or in any manner prevented by court order from conducting all or any material part of its business affairs; or

         (k) Merger or consolidation with another corporation by the Company in violation of any covenant set forth in this Agreement or in the Credit Agreement; or

         (l) Dissolution, termination of existence, business failure or cessation of business operations of the Company; or

         (m) The Company shall become an "investment company" within the meaning of the Investment Company Act of 1940, as the same may be amended from time to time; or

         (n) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer to or terminate, any Plan, which Reportable Event or institution of proceedings is, in the opinion of the Bank, likely to result in the termination of such Plan for purposes of Title IV or continuance of such Reportable Event unremedied for ten (10) days after notice of such Reportable Event pursuant to
Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten (10) days after commencement thereof, as the case may be,
(iv) any Plan shall terminate for purposes of Title IV of ERISA, or (v) any other event or condition shall occur or exist with respect to any Plan or having consequences under ERISA; and in each case in clauses (i) through (v) above,
                          ---
such event or condition could. subject the Company or any of its Subsidiaries to any tax, penalty or other liability material in relation to the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole; or

         (o) An Event of Default under any of the Related Documents; or

         (p) The occurrence of any cessation of normal business operation of the Company, or substantial curtailment thereof, whether voluntary or involuntary, or the issuance or entry of any order, injunction, judgment or decree by any governmental agency or court requiring a cessation of such normal business operations or substantial curtailment thereof; or

Upon any such Event of Default, the Bank may, at its election, (1) declare the obligations of the Company hereunder, including without limitation those obligations under any Demand Loans, to be forthwith due and payable in full and the same shall thereupon become immediately due and payable without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived and/or (2) demand the immediate deposit of cash collateral in an amount equal to the full amount then available or which may subsequently become available under the Letter of Credit, and the same shall thereupon become due and payable (provided, however, that those moneys will only be used to reimburse the Bank after the Bank has honored a draw under the Letter of Credit and will not be used to make payments directly to the Trustee and provided further that the Company acknowledges that such moneys would be subject to any rebate requirement as provided in the Tax Regulatory Agreement if applicable to the Bonds), and/or (3) proceed to enforce all other remedies available to it under applicable law and/or (4) exercise all rights and remedies provided to the Bank under the Related Documents. Upon any such Event of Default, the Bank shall be entitled to notify the Trustee with the effect contemplated by the Indenture.


                           ARTICLE IX.  MISCELLANEOUS
                                        -------------

         Section 9.01.  Amendments and Waivers.  This Agreement may not be
                        ----------------------
amended, modified, discharged or waived except by an instrument in writing executed by the parties hereto. No course of dealings between the Company and the Bank and no delays on the part of the Bank in exercising any rights with respect to any Event of Default shall operate as a waiver of any rights of the Bank.

         Section 9.02.  Notices.  (a) Any notices, requests or demands under
                        -------
this Agreement shall be in writing and delivered personally or mailed by registered or certified mail, postage prepaid and return receipt requested, or sent by facsimile transmission (including telecopier), to the party entitled to such notice, request or demand at the address set forth below opposite its name, or at such other address as either party may notify the other in writing.

         (b) Until notified otherwise, all notices, requests or demands shall be sent to the following:

    If to the Company:       AFC Cable Systems, Inc.
                             50 Kennedy Plaza
                             Providence, RI 02903
                             Attn:  Mr. Ralph Papitto, Chairman
                             (FAX No. (401) 453-2009)

    with a copy to:          Jonathan Bell, Esq.
                             Hinckley, Allen & Snyder
                             1500 Fleet Center
                             Providence, Rhode Island 02903
                             (FAX No. (401) 277-9600)

    If to the Bank:          Fleet National Bank
                             111 Westminster Street
                             RI/MO/0235
                             Providence, Rhode Island 02903
                             Attention: Douglas E. Scala,
                                        Vice President
                             (FAX No. (401) 278-5726)

    with a copy to:          David M. Gilden, Esq.
                             Partridge, Snow & Hahn
                             180 South Main Street
                             Providence, Rhode Island 02903
                             (FAX No. (401) 861-8210).

         (c) All notices, requests and demands sent (x) by registered or certified mail shall be deemed to have been given and received within five (5) days of the date so mailed or (y) by facsimile transmission shall be deemed to have been given and received upon receipt by the sender of electronic confirmation of the transmission thereof, or (z) if delivered personally shall be deemed received when delivered.

         Section 9.03.  Setoff; Adjustments.  Upon the occurrence of any Event
                        -------------------
of Default hereunder, the Bank is hereby irrevocably authorized at any time and from time to time without notice to the Company, any such notice being expressly waived by the Company, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect or contingent or matured or unmatured, at any time held or owing by the Bank to or for the credit or the account of the Company, or any part thereof in such amounts as the Bank may elect, against and on account of the obligations and liabilities of the Company to the Bank hereunder or under the Bonds and claims of every nature and description against the Company, whether arising hereunder, or otherwise, as the Bank may elect, whether or not the Bank has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Bank agrees to notify the Company promptly of any such set-off and the application made by the Bank, provided that the failure to give such notice shall not affect the validity of such set off and application. The rights of the Bank under this subsection are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.

         Section 9.04.  No Waiver; Cumulative Remedies. No failure to exercise
                        -----------------------------
and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver by the Bank of any Event of Default shall operate as a waiver of any other Event of Default or of the same Event of Default on a future occasion. The rights and remedies hereunder provided are cumulative and not exclusive of any rights or remedies provided by law.

         Section 9.05.  Survival of Representations and Warranties.  All
                        ------------------------------------------
representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto shall survive the execution and delivery of this Agreement and the Bonds until all of the Bonds and all other amounts owing hereunder shall have been paid in full.

         Section 9.06.  Payment of Expenses and Taxes.  The Company agrees (a)
                        -----------------------------
to pay or reimburse the Bank for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, negotiation, preparation, execution, consummation of this Agreement, and the Bonds and any other documents prepared in connection herewith, including reasonable fees of counsel to the Bank, which Bank has estimated to not exceed Ten Thousand Dollars ($10,000), plus expenses in connection therewith, (b) to pay or reimburse the Bank for all its reasonable costs and expenses incurred in connection with the amendment or modification of this Agreement or the Bonds, or the enforcement of, or the preservation of, any rights under this Agreement and the Bonds, (c) to pay, indemnify, and to hold the Bank harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp and other taxes, if any which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment or modification of or any waiver or consent under or in respect of, this Agreement or the Bonds, and (d) to pay, indemnify and hold the Bank harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement. The agreements in this Section 9.06 shall survive the payment of the
                                   ------------
Bonds and the termination of this Agreement.

         Section 9.07.  Pledge.  (a) To induce the Bank to enter into this
                        ------
Agreement and to issue the Letter of Credit, the Company hereby pledges, conveys and assigns to the Bank, and hereby grants to the Bank a continuing first lien and security interest in, any unremarketed bonds (as the same may be from time to time delivered to the Trustee or the Paying Agent as collateral agent for the Bank pursuant to the Indenture), any proceeds of such Bonds, all of the Company's rights to receive unremarketed bonds and all of the Company's right, title and or interest in and to unremarketed bonds, in each case as security for the Company's obligations hereunder.

         (b) The Company hereby consents to each of the Trustee or the remarketing agent acting as the agent and bailee of the Bank for the purpose of perfecting the lien of the pledge hereunder, and of holding the collateral for the benefit of the Bank pursuant to the Indenture.

         (c) If (i) the Company makes or causes to be made to the Bank a prepayment in respect of any Demand Loans outstanding under Article IV of this
                                                            ----------
Agreement or (ii) the remarketing agent causes Bank Bonds at the time held hereunder to be purchased, the Bank agrees, upon receipt of such prepayment of such remarketing proceeds, to release from the lien of the pledge hereunder and deliver to the Company or the remarketing agent, as the case may be, Bank Bonds, the principal amount of which is equal to the prepayment or reimbursement so made or to the principal amount so purchased.

         (d) Notwithstanding any provisions contained in the Bonds or any of the other Related Documents, regardless of the interest rate payable on any Bank Bond, the Bank shall be entitled to collect interest from the Company on any of the Demand Loans at the rates as described and provided for herein.

         Section 9.08.  Severability.  Any provision of this Agreement which is
                        ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions of this Agreement or affecting the validity, enforceability or authorization of such provision in any other jurisdiction.

         Section 9.09. [omitted]

         Section 9.10.  Obligations Absolute.  The obligations of the Company
                        --------------------
under this Agreement shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including the following circumstances:

         (a) any lack of validity or enforceability of the Letter of Credit, this Agreement, or any Related Document;

         (b) any amendment or waiver of or any consent to departure from this Agreement, or any Related Document;

         (c) the existence of any claim, set-off, defense or other rights which the Company may have at any time against the Trustee (or any Person for whom the Trustee may be acting), the Bank (other than the defense of payment to the Bank in accordance with the terms of this Agreement) or any other Person, whether in connection with this Agreement, any Related Document or any unrelated transactions, provided that nothing in this Section 9.10(c) shall prevent the
                                            ---------------
Company from asserting any rights it may have by separate suit;

         (d) any statement in any certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any such statement being untrue or inaccurate in any respect whatsoever;

         (e) payment by the Bank under the Letter of Credit against presentation of a draft or certificate which does not comply with the terms of the Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct of the Bank; or

         (f) any other circumstance or happening whatsoever whether or not similar to any of the foregoing.

         Section 9.11. Termination of Agreement.  The obligations of the Company
                       ------------------------
under this Agreement shall continue until the later of (a) the Expiration Date or (b) the date upon which all amounts due and owing to the Bank under this Agreement shall have been paid in full, and shall (i) be binding upon the Company and its successors and assigns, and (ii) inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns; provided,
                                                                     --------
however, that (x) the Company may not assign all or any part of this Agreement
-------
without the prior written consent of the Bank and (y) the obligations of the Company pursuant to Sections 6.12, 9.06 and 9.12 hereof shall survive the
                    -------------  ----     ----
termination of this Agreement.

         Section 9.12.  Indemnity, Costs, Expenses.  The Company agrees to
                        --------------------------
indemnify and hold the Bank harmless from and against, and to pay on demand, any and all claims, damages, losses, liabilities, reasonable costs and expenses whatsoever which the Bank may incur or suffer by reason of or in connection with
(i) the execution and delivery of this Agreement and/or (ii) payment or failure to pay under the Letter of Credit and/or (iii) any matter or cause whatsoever pertaining to the Credit Agreement and/or (iv) any Private Placement Memorandum or any other documents which may be delivered in connection with this Agreement, or the Letter of Credit, including, without limitation, the Related Documents, the fees and expenses of counsel for the Bank with respect thereto and with respect to advising the Bank on or prior to the date hereof as to its rights and responsibilities under this Agreement, the Letter of Credit, and all fees and expenses, if any, in connection with the enforcement or defense of the rights of the Bank in connection with this Agreement or the Related Documents, or the collection of any moneys due hereunder, or under the Letter of Credit, the Bonds, the Related Documents, and such other documents which may be delivered in connection with this Agreement, and the Letter of Credit. The obligations of the Company under this Section shall survive payment of any amounts due under this Agreement, the Bonds and the expiration of the Letter of Credit.

         Section 9.13.  Liability of the Bank.  As between the Company and the
                        ---------------------
Bank, the Company assumes all risks of the acts or omissions of the Trustee and any transferee of the Letter of Credit with respect to its use of the Letter of Credit. Neither the Bank nor any of its employees, officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit, or for any acts or omissions of the Trustee (including without limitation acts or omissions of the Bank when it is acting in its capacity as Trustee), and any transferee in connection therewith; (b) payment by the Bank against presentation of documents which do not comply in any immaterial respect with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (c) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except only that the Company shall have a claim against the Bank, and the Bank shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which were caused by (i) the Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of the Letter of Credit (it being understood that any such noncompliance in any immaterial respect shall not be deemed willful misconduct or gross negligence of the Bank) or (ii) the Bank's willful failure to pay under the Letter of Credit after presentation to it by the Trustee (or any successor Trustee to whom the Letter of Credit has been transferred in accordance with its terms), of a sight draft and certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, in the absence of any actual notice or information to the contrary.

         Section 9.14.  Bank's Right to Sell Loan or Participations.  The Bank
                        -------------------------------------------
reserves the right to sell, assign, transfer, or otherwise dispose of the Commitments to make the Demand Loans, or the Demand Loans, or any part thereof made hereunder, and further reserves the right to grant participation in and to the Letter of Credit, and the Commitments to make the Demand Loans made hereunder, provided that the Bank, so long as no Event of Default has occurred, shall at all times retain ownership of fifty-one percent (51%) or more of the facility pursuant to which the Letter of Credit was issued, and shall retain primary responsibility for servicing of the Letter of Credit and the Demand Loans, and decision making with respect to the Letter of Credit and the Demand Loans (with the exception of amendments, consents and waivers relating to a decrease in the interest rates applicable to any of the Demand Loans, extension of maturity dates applicable to the Demand Loans, a release of any collateral for the Demand Loans and this Agreement, the exercise of its rights and remedies under or in accordance with this Agreement and the Related Documents, and any other decision reasonably and customarily required to be consented to by a participating or purchasing institution). In the event that Lender sells, assigns, transfers or otherwise disposes of all or part of the Letter of Credit or the Demand Loans, each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Letter of Credit or the Demand Loans and/or the collateral shall have the right to enforce this Agreement, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. The Bank shall have an unimpaired right to enforce this Agreement for its benefit with respect to that portion of the Letter of Credit and the Demand Loans as Lender has not sold, assigned, transferred or otherwise disposed of. The Bank may provide to any Person interested in purchasing such interest, any financial statements or information it shall have in its possession or within its knowledge.

         Section 9.15.  Related Documents.  If there is any conflict between the
                        -----------------
terms, covenants and conditions of this Agreement and the Related Documents, the terms, covenants and conditions of this Agreement shall control.

         Section 9.16.  Counterpart.  This Agreement may be executed by one or
                        -----------
more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Copies of this Agreement signed by all the parties shall be lodged with the Company and the Bank.

         Section 9.17.  Captions.  Captions in this Agreement are included
                        --------
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 9.18.  Governing Law.  This Agreement and the rights and
                        -------------
obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of Rhode Island.

         Section 9.19.  Intention Not to Violate Usury Laws.  Notwithstanding
                        -----------------------------------
anything in this Agreement, or any of the Related Documents to the contrary, the Company shall not be required to pay interest on indebtedness to the Bank in excess of the maximum interest permissible under applicable law. If under any circumstances whatsoever the Bank should receive as interest under this Agreement or any Related Document an amount which would exceed the maximum permissible interest under applicable law, such excess amount shall be applied to reduce the principal balance of the indebtedness of the Company to the Bank and not to payment of interest.

         Section 9.20.  Jury Waiver.  Each party to this Agreement hereby
                        -----------
expressly WAIVES ANY RIGHT TO TRIAL BY JURY of any claim, demand, action or cause of action (a) arising under this Agreement or any other instrument, document or agreement executed or delivered in connection herewith, or (b) in any way connected with or incidental to the dealings of the parties hereto or any of them with respect to this Agreement or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether sounding in contract or tort or otherwise; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the parties have by their duly authorized representatives executed this Agreement as of the day and year first above written.


                                 AFC CABLE SYSTEMS, INC.



[SIGNATURE APPEARS HERE]         By: [SIGNATURE APPEARS HERE]
--------------------------          --------------------------------


                                 FLEET NATIONAL BANK



[SIGNATURE APPEARS HERE]         By: /S/ Douglas E. Scala
--------------------------          --------------------------------
                                    Douglas E. Scala, Vice President



[SIGNATURE APPEARS HERE]         By: [SIGNATURE APPEARS HERE]
---------------------------         --------------------------------